Exhibit 10.2

AMENDMENT NO. 1 TO

PRINCIPAL PARTICIPATION AGREEMENT

This Amendment No. 1 to Principal Participation Agreement (this “Amendment”), dated June 30, 2008, is being entered into by each of the participants identified on the signature pages hereto (each an “Amending Participant”) and Thornburg Mortgage, Inc. (the “Company”) pursuant to the principal participation agreement, dated as of March 31, 2008 (the “PPA”), by and between the Company and each of the participants designated on the signature pages thereto as a “Participant”. Unless otherwise defined herein, capitalized terms shall have the meaning given to them in the PPA, or if not defined therein, in the Purchase Agreement, dated March 31, 2008 (the “Purchase Agreement”), among the Company and the various “Subscribers” identified on the signature pages thereto.

WHEREAS, on the date hereof the Company is entering into that certain Amendment No. 1 to Purchase Agreement and Consent of Majority Participants in order to, among other things, extend the deadline for the Second Closing and is also entering into that certain Amendment No. 1 to Escrow Agreement in order to continue to permit the Escrow Agent to hold the Escrow Amounts until September 30, 2008 under the Escrow Agreement; and

WHEREAS, the Company is hereby requesting this Amendment to reflect the amendments to the Purchase Agreement;

NOW THEREFORE, in consideration of the foregoing and the covenants set forth herein and in the PPA and other good and valuable consideration, the Company and the Amending Participants do hereby agree as follows.

SECTION 1. AMENDMENTS

Section 1.1 Amendment of Definition of “Purchase Agreement”. The definition of “Purchase Agreement” is hereby amended by adding the following language at the end thereof: “as amended from time to time or as consented to by the Majority Participants.”

Section 1.2 Incorporated Terms and Definitions: For the avoidance of doubt, all definitions and other provisions of the Purchase Agreement incorporated into the PPA shall be to the Purchase Agreement as amended from time to time or as otherwise consented to by the Majority Participants.

SECTION 2. MISCELLANEOUS

Section 2.1. Effect of Amendment. It is understood and agreed that, except as expressly amended hereby, this Amendment will not: (i) limit, impair, constitute a waiver of or otherwise affect any right, power or remedy of any party under the PPA or the transactions and covenants contemplated thereunder; or (ii) constitute a waiver of any provision in the PPA or any transactions and covenants contemplated thereunder. The PPA, as modified and amended by the Amendment, is hereby ratified and confirmed in all respects and all the terms conditions and provisions thereof shall remain in full force and effect in accordance with its terms.

Section 2.2. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of (i) the Company and its successors and assigns and (ii) the Amending Subscribers and their respective successors and assigns.

Section 2.3. Governing Law. This Amendment shall be governed by and construed in accordance with New York law, including all matters of construction, validity and performance.

Section 2.4. Counterparts. This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Section 2.5. Severability. If any provision of this Amendment shall be or shall be held or deemed by a final order by a competent authority to be invalid, inoperative or unenforceable, such circumstance shall not have the effect of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable, but this Amendment shall be construed as if such invalid, inoperative or unenforceable provision had never been contained herein so as to give full force and effect to the remaining such terms and provisions.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment is agreed and accepted as of the day and year first above written.

Thornburg Mortgage, Inc.

By:
Name:
Title:

Participant:

Company Name:

By:
Name:
Title: